SETTLEMENT, RESCISSION AND MUTUAL RELEASE AGREEMENT

This Settlement, Rescission and Mutual Release Agreement ("Agreement"), dated the 8th day of May, 2020, is by and among **AMERICAN RESOURCES CORPORATION**, a Florida corporation ("ARC"), **EMPIRE KENTUCKY LAND, INC.**, a Kentucky corporation ("Empire Land"), and **COLONIAL COAL COMPANY, LLC**, a Kentucky limited liability company ("Colonial," collectively with ARC and Empire Land, the "Defendants"), **EMPIRE COAL HOLDINGS, LLC**, a Kentucky limited liability company ("Plaintiff"), **GREG B. MCDONALD**, an individual resident of Kentucky ("G. McDonald"), and **TIMOTHY J. MCDONALD**, an individual resident of Kentucky ("T. McDonald," collectively with the Defendants, Plaintiff and G. McDonald, the "Parties," and each individually, a "Party").

WHEREAS, pursuant to that certain Agreement and Plan of Merger by among American Resources Corporation, ARC Acquisition Corp., and Empire Kentucky Land, Inc. dated February 20, 2019 (the "Merger Agreement"), ARC Acquisition Corp. merged with and into Empire Kentucky Land, Inc., with Empire Kentucky Land, Inc. being the surviving entity and thereafter a wholly-owned subsidiary of American Resources Corporation.

WHEREAS, pursuant to that certain Asset Purchase Agreement by and among Empire Coal Holdings, LLC, American Resources Corporation and Empire Kentucky Land, Inc. dated February 20, 2019 (the "Purchase Agreement"), immediately after the execution of the Merger Agreement, Plaintiff sold certain assets (the "Purchased Assets") and assigned certain liabilities (the "Assumed Liabilities") to American Resources Corporation.

WHEREAS, on the Closing of the Merger Agreement and related documents, (i) ARC delivered Two Million (2,000,000.00) shares of Class A Common stock in ARC to G. McDonald and T. McDonald (the "ARC Shares"), (ii) each then-outstanding share of Empire Land stock then held by G. McDonald and T. McDonald was cancelled, retired, and ceased to exist, and (iii) each then-outstanding share of ARC Acquisition Corp. stock converted into and become one newly issued, fully paid, and non-assessable share of common stock, no par value, of Kentucky Land (the "Kentucky Land Shares").

WHEREAS, on the Closing of the Purchase Agreement and related documents, Defendants delivered a Promissory Note in the original principal amount of Two Million and No/100 Dollars ($2,000,000.00) (the "Promissory Note") and immediately available funds in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Cash Consideration," collectively with the ARC Shares and the Promissory Note, the "Purchase Price").

WHEREAS, Defendants failed to pay any amount under the Promissory Note on or before the Maturity Date (as defined in the Promissory Note) and Plaintiff delivered a Notice of Default to Defendants.

WHEREAS, on or about January 24, 2020, Plaintiff filed suit against the Defendants through the matter styled *Empire Coal Holdings, LLC v. American Resources Corporation, Empire Kentucky Land, Inc. and Colonial Coal Company, LLC,* Commonwealth of Kentucky, Fayette Circuit Court, Civil Action No. 20-CI-00319 (the "Action").

WHEREAS, Defendants filed an Answer on March 5, 2020 and denied all allegations set forth in Plaintiff's Complaint.

WHEREAS, in order to avoid further cost of litigation and in resolution of the dispute that is the subject of the Action, the Parties now desire to unwind and rescind the transactions set forth in the Merger Agreement, the Purchase Agreement and related documents (collectively, the "Transaction") and to provide the releases set forth herein; provided, however, that Plaintiff shall retain the Cash Consideration.

WHEREAS, to accomplish the unwinding of the Transaction, (i) ARC and Empire Land to desire to return, and Plaintiff desires to take back, all of the Purchased Assets, (ii) ARC desires to return, and G. McDonald and T. McDonald desire to take back, all of the Empire Land Shares, (iii) G. McDonald and T. McDonald each desire to return, and ARC desires to take back, all of the ARC Shares, and (iv) Plaintiff desires to cancel the Promissory Note and assume the Assumed Liabilities, all on the terms and subject to the conditions set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals, the consideration set out below, and the mutual covenants and promises contained herein, the Parties hereby agree as follows:

1. Recitals. The recitals set forth above are incorporated into this Agreement as though set forth in this Section 1.

2. Rescission of the Purchase Agreement. On the terms and subject to the conditions of this Agreement, Plaintiff, ARC and Empire Land each agrees to rescind the Purchase Agreement and the transactions set forth therein and in the related documents as follows: At the Closing (as defined below), Plaintiff shall (a) rescind, cancel and terminate the Promissory Note, and (b) take back and assume the Assumed Liabilities in exchange for ARC's and Empire Land's return of all of the Purchased Assets to Plaintiff. Plaintiff shall retain the Cash Consideration. In furtherance of the foregoing:

(a). Owned Real Property. The Parties acknowledge that the deed intended to transfer the Owned Real Property to ARC and/or Empire Land was not recorded, and each of Plaintiff, ARC and Empire Land hereby rescind such deed. Plaintiff, ARC and Empire Land further rescind the mortgage granted by ARC and Empire Land on the Owned Real Property.

(b). Documents. Plaintiff, ARC and Empire Land rescind each document executed and delivered pursuant to the Purchase Agreement, including without limitation the Bill of Sale and the Assignment and Assumption Agreement.

3. Rescission of the Merger Agreement. On the terms and subject to the conditions of this Agreement, Plaintiff, ARC and Empire Land each agrees to rescind the Merger Agreement and the transactions set forth therein and in the related documents as follows. At the Closing (as defined below):

(a). G. McDonald and T. McDonald shall return the ARC Shares to ARC, and

(b). ARC shall return the Empire Land Shares to G. McDonald and T. McDonald.

4. Permits. The Parties acknowledge that ARC filed one or more permit transfer applications with the Kentucky Energy and Environment Cabinet (the "Applications") with respect to permits 898-9129 and 898-9164 (the "Permits"). ARC, and any parent, affiliate or subsidiary of ARC involved in the Applications, shall withdraw each Application and shall take any necessary action to cause the Permits to be held by Empire Coal Processing, LLC in the same manner as they were held prior to the date of the Purchase Agreement.

5. Mutual Representations and Warranties; Covenants. Each Party represents and warrants to each other Party that:

(a). Authorization. All corporate or limited liability company action on the part of the respective Party and its nominees, officers, directors, managers, members, and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the respective party hereunder has been taken. This Agreement constitutes a valid and legally binding obligation of the Parties, enforceable in accordance with its respective terms.

(b). Organization of each Party. Each of the Parties is a corporation or a limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation or organization and has full corporate or limited liability company power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

(c). Agreement Not in Contravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions provided for herein will (i) result in the material breach of or constitute a material default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions, or provisions of any lease, license, promissory note, contract, agreement, mortgage, deed of trust or other instrument or document to which each of the Parties is a party, or (ii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to any of the Parties.

(d). Information and Statements. No representation or warranty made by or on behalf of the Parties with respect to the Transaction contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements so made, in light of the circumstances under which they are made, not misleading.

(e). Cooperation on Tax Matters. The Parties each agree to furnish or cause to be furnished to each other upon request as promptly as practicable such information (including access to books and records) and information and assistance relating to the Transaction as is reasonably necessary for the filing of any tax or information return, for the preparation of any tax audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed tax adjustment.

6. Mutual Release.

(a). Each Party to this Agreement, for themselves and for their managers, members, officers, directors, shareholders, employees, affiliates, parents, subsidiaries, divisions, predecessors, agents, attorneys, insurers, successors, heirs, executors, estates, representatives and assigns, agrees to release, discharge, acquit and hold harmless, and does hereby release, discharge, acquit and hold harmless, each other Party and their managers, members, officers, directors, shareholders, employees, affiliates, parents, subsidiaries, divisions, predecessors, agents, attorneys, insurers, successors, heirs, executors, estates, representatives and assigns, from any and all past, present and future claims, suits, actions, causes of action, debts, invoices, charges, complaints, liabilities, promises, agreements, controversies, obligations, damages, losses, penalties, costs or expenses (including attorney's fees), and demands of whatever kind or nature (in law or in equity), whether asserted or unasserted, now known or unknown, arising from or relating to the conduct or any other facts occurring prior to the date of this Agreement that relate to the Transaction or the allegations involved in the Action, although all Parties reserve the right to take action to enforce the terms of this Agreement. The Parties explicitly agree that they shall not at any time hereafter commence, maintain or prosecute or cause, encourage or advise to be commenced, maintained or prosecuted, any action, suit, proceeding or claim based in whole or in part upon or arising out of or in any way connected with any of the matters released herein.

(b). The Parties hereby acknowledge and agree that the Release is intended to be a broad, comprehensive and general release of each other Party, its affiliates, agents and employees of the disputes involved in the Transaction or the Action, and the Parties further expressly waive and assume the risk of any and all claims for damages which exist or may exist as of the date of execution of this Agreement but of which the Party did not know or suspect to exist, whether through ignorance, oversight, error, negligence or otherwise, and which, if known, would materially affect the Parties' decision to enter into this Agreement.

7. Closing.

(a). This Agreement shall become effective when executed and delivered by all of the parties hereto. The transfers set forth herein (the "Closing") shall take place at the offices of Dinsmore & Shohl LLP, or at such other place as the parties shall agree, at 10:00 a.m. on May 7, 2020 (the "Closing Date").

(b). At the Closing:

(i). Plaintiff shall (i) take possession of the Purchased Assets, (ii) take back and assume all of the Assumed Liabilities, and (iii) cancel the Promissory Note;

(ii). ARC and Empire Land shall (i) return and deliver to Plaintiff all of Plaintiff's right, title and interest in and to all of the Purchased Assets, and (ii) assign the Assumed Liabilities to Plaintiff;

(iii). ARC shall return and deliver to G. McDonald and T. McDonald the endorsed share certificates representing the Kentucky Land Shares and a stock assignment separate from the Kentucky Land Shares certificate(s); and

(iv). G. McDonald and T. McDonald shall return and deliver to ARC the endorsed share certificates representing the ARC Shares and a stock assignment separate from the ARC Shares certificate(s).

8. Indemnification.

(a). Plaintiff shall defend, indemnify, and hold ARC harmless from and against any and all losses, damages, liabilities and expenses (including penalties and attorneys' fees) which are incurred or suffered by or imposed upon ARC arising out of or relating to (i) any failure or breach by Plaintiff to perform any of its covenants, agreements or obligations under this Agreement, (ii) any inaccuracy or incompleteness of any of the representations and warranties of Plaintiff contained in this Agreement or in any Exhibit delivered in connection with this Agreement, or (iii) any and all claims or lawsuits by Empire Coal Processing LLC, or any other third party, brought against ARC its subsidiaries, officers, directors, employees or agents, to include any obligation to perform any reclamation under the Permits in Section 4 of this Agreement.

(b). ARC shall defend, indemnify, and hold Plaintiff and its subsidiaries harmless from and against any and all losses, damages, liabilities and expenses (including penalties and attorneys' fees) which are incurred or suffered by or imposed upon Plaintiff and/or any of its subsidiaries arising out of or relating to (i) any failure or breach by ARC to perform any of its covenants, agreements or obligations under this Agreement, or (ii) any inaccuracy or incompleteness of any of the representations and warranties of ARC contained in this Agreement or in any Exhibit delivered in connection with this Agreement.

9. Agreed Order. At Closing, attorneys for Plaintiff and Defendants shall execute an Agreed Order of Dismissal in the form attached hereto as Exhibit A. Plaintiff shall cause the Agreed Order of Dismissal to be filed with the Fayette Circuit Court Clerk.

10. Costs, Expenses and Attorney Fees. The Parties shall bear their own expenses, court costs, and attorney fees in connection with the Action and this Agreement.

11. Assumption of Risk. The Parties acknowledge that if the facts with respect to this Agreement as executed are found to be other than, or different from, the facts that are now believed to be true, they expressly agree to assume the risk of the possible difference in facts and agree that this Agreement shall be and remain effective notwithstanding such difference.

12. Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties together with their heirs, administrators, executors, successors, and assigns.

13. No Assignment of Claims. Each of the Parties acknowledge, agree, warrant, and represent that it has not assigned any claim or right to present a claim against any of the other Parties and that no third party will present any claim on their behalf or through them against any one of the other Parties. The Parties further acknowledge, agree, warrant and represent that they, alone, own all claims asserted by them in the Action and that no other claims or causes of action have been filed by them against any other Party.

14. Review of Agreement. The Parties acknowledge that they have read this Agreement in its entirety and have thoroughly discussed all aspects of it with their respective attorneys, and that their agreement to all of its provisions is made freely, voluntarily, and with full knowledge and understanding of its content.

15. Severability. If any paragraph or part of this Agreement is found to be void or unenforceable, the remainder of this Agreement shall not be affected thereby.

16. Survival. All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for herein, shall survive the Closing.

17. Entire Agreement. This Agreement sets forth the entire agreement between the Parties and fully supersedes any and all prior agreements or understandings, whether oral or written, among the Parties pertaining to the subject matter hereof. This Agreement shall not be modified or amended unless in writing executed by all Parties.

18. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be considered an original, but all of which shall constitute one agreement.

19. Governing Law; Choice of Forum. This Agreement shall be governed by the laws of the Commonwealth of Kentucky. Any claims, complaint, charge, cause of action, or suit to enforce this Agreement shall be brought in a state or federal court within the Commonwealth of Kentucky.

20. Interpretation. The terms of this Agreement were agreed upon by the Parties after lengthy and detailed negotiations and no part of this Agreement shall be construed against the drafting party.

21. Specific Performance. The parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms thereof and that, prior to the termination of this Agreement pursuant to its terms, the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

22. Authorization. Each person signing this Agreement hereby covenants and warrants to the other Parties that he or she is fully authorized to sign the Agreement on behalf of the Party he or she is signing for and is fully authorized to bind the Party to all of the terms of this Agreement.

23. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

24. THE PARTIES HEREBY ACKNOWLEDGE AND REPRESENT THAT THEY HAVE CAREFULLY READ ALL OF THE FOREGOING AND UNDERSTAND ALL OF THE TERMS AND CONDITIONS CONTAINED HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EMPIRE COAL HOLDINGS, LLC

By: Greg B. McDonald

Its: MEMBER

("Plaintiff")

Greg B. McDonald

GREG B. MCDONALD

("G. McDonald")

Tim McDonald

TIMOTHY J. MCDONALD

("T. McDonald")

AMERICAN RESOURCES CORPORATION

By: ______________________

Its: President

EMPIRE KENTUCKY LAND, INC.

By: ______________________

Its: President

COLONIAL COAL COMPANY, LLC

By: ______________________

EXHIBIT A

FORM OF AGREED ORDER OF DISMISSAL